Exhibit 99.3

NARRATIVE

NRMLT 2024-RTL1

By Canopy Financial Technology Partners LLC on March 7, 2024

Canopy Financial Technology Partners LLC

cwheeler@canopytpr.com | 720-371-8517 | www.canopytpr.com

Address: 1 Research Court, Suite 450, Rockville, MD 20850

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 Description of Services

Canopy Financial Technology Partners, LLC (“Canopy”) performed certain due diligence services (the “Review) described below on Residential Transition Loans (“Loans”) acquired by Rithm Capital (the “Client”) or its affiliated company. The Review was conducted from June 2022 to June 2022 via files imaged and provided by the Client for review.

The Review consisted of a population of Seven (7) Loans with an aggregate principal balance of $20,701,250.

Loan Sampling

The Client defined the sample size and the random sampling of the Loans to be included in the Review.

The Review was conducted consistent with the criteria for the specific Nationally Recognized Statistical Rating Organizations (NRSROs).

Data Integrity

Canopy performed a data comparison review of the data fields provided by the Client on the loan tape to the data found in the actual Loan File as captured by Canopy. This comparison, when specific data was available, included the following data fields and tolerance levels noted below.

Field Label	Logic Applied
Amortized Term	No tolerance
As-Repaired CLTV (ARCLTV)	No tolerance
As-Repaired LTV (ARLTV)	No tolerance
As-Repaired Value (ARV)	No tolerance
Business Purpose Flag	No tolerance
Cash Disbursement Date	No tolerance
Escrow Flag	No tolerance
First Interest Rate Change Date	No tolerance
First Payment Date	No tolerance
Index	No tolerance
Initial As-Is Combined Loan to Value	No tolerance
Initial As-Is Loan to Value	No tolerance
Initial Loan to Cost (ILTC)	No tolerance
Initial Monthly P&I Or IO Payment	No tolerance
Lien Position	No tolerance
Loan Program	No tolerance
Loan Purpose	No tolerance
Loan-To-Cost (LTC)	No tolerance
Margin (ARM Loan)	No tolerance
Note Date	No tolerance

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Note Interest Only Term	No tolerance
Number of Units	No tolerance
Occupancy Type	No tolerance
Original Appraised As-Is Combined Loan to Value (AICLTV)	No tolerance
Original Appraised As-Is Loan to Value (AILTV)	No tolerance
Original Appraised As-Is Value (AIV)	No tolerance
Original Appraised Value	No tolerance
Original Balance	No tolerance
Origination Date	No tolerance
Prepayment Penalty Term	No tolerance
Property County	No tolerance
Property Type	No tolerance
Property Zip Code	No tolerance
Qualifying FICO	No tolerance
Renovation Ratio	No tolerance
Sales Price	No tolerance
Total Loan to Cost (TLTC)	No tolerance
Underwriting Guideline Product Name	No tolerance

Credit Underwriting

Canopy will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Canopy by Client.

Guideline Review: Canopy will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

•	Transaction type
•	Borrower characteristics
•	Loan characteristics
•	LTV/CLTV/LTC (as applicable)
•	Representative credit score,
•	Asset reserves
•	Property type
•	Property usage
•	Occupancy

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Credit Application: For the Credit Application, Canopy will review the application for: (i) was signed by all listed borrowers and/or guarantors, and (ii) was substantially filled out (if required by client guidelines)

Credit Report: Canopy’s review will include: the presence of a credit report for each borrower or guarantor and that the credit profile & representative credit score adhered to guidelines.

Borrower Experience: Canopy will review documentation provided, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Canopy will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Canopy will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Guarantor: Canopy will review the guarantor as outlined in the guidelines

Asset Review: Canopy will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Canopy will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Canopy will review the documentation provided for the hazard insurance, flood insurance (if applicable) and RE taxes as applicable per guidelines.

Occupancy Review: Canopy will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Canopy will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Background or Fraud Report: Canopy will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Canopy will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Canopy will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

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Document Review

Each loan file submitted to Canopy for review should contain all documents used to underwrite, review and close the loan. This would include but not limited to the following (where applicable):

1008	Power of Attorney	Title
1003– Applications Initial	Loan Estimates (LE)	Fraud Report
Final CD/HUD1/Settlement	Entity Documentation	Closing Protection Letter
Statement	Closing Disclosures (CD)	OFAC Report (if not on credit)
1003 – Application Final	Insurance	RE Taxes Information
Flood Insurance	FACTA Disclosures	Letter of Explanations
AUS (DU/LP)	RE Tax Certification	HOA Information
Flood Certification	State Required Disclosures	Borrower Identification
Loan Approvals	Occupancy Affidavit	Condo Documents
Mortgage Insurance	Federal Required Disclosures	Income Documentations
Underwriting worksheets	Cash Out Letter	Asset Documentation
Right of Recession	Signature tracking	Appraisal(s)
Income worksheets	Business/Investment Purpose	Third Party Valuation (Desk
Mortgage/Deed of Trust & Riders	Affidavit	Review/AVM/BPO/Field Review)
Rate Lock	Net Tangible Benefit Disclosure	Purchase Contract
Note & Addendums	Verification of Mortgage/Rent
Change of Circumstances	Credit Report(s)

Compliance Review

Client expressly acknowledged and agreed that loans submitted under this review will be for business purpose residential loans, pursuant to this Exhibit and designated by Client as a business purpose loan. Each loan submitted by Client will automatically be deemed and reported as “Exempt” and Canopy will not perform any ATR/QM Testing or TRID Testing. All loans submitted to Canopy under this SOW will be deemed ATR/QM and TRID Exempt, and all applicable review scopes will be carried out with this assumption. If any loan is found to be ATR/QM or TRID applicable, an exception only will be noted. Client expressly acknowledges and agrees that Canopy will not independently verify or designate whether a loan is a ‘business purpose’ loan, and that Canopy will rely on the Client’s designation as such.

Valuation Review

Canopy’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Canopy’s review will include:

•	the appropriate form,
•	materially complete
•	the address matched the mortgage note,

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•	in conformity with the guideline requirements for the property type in question,
•	completed by an appraiser that was actively licensed to perform the valuation,
•	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,
•	made and signed prior to the final approval of the mortgage loan application,
•	completed and dated within the guideline restrictions,
•	the current use of the property is legal or legal non-conforming (grandfathered)
•	Photos present for Subject property and comparables
•	the appraisal report does not include any apparent environmental problems
•	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Ground Up Review

A.	Valuation Component:

1)	Canopy will review the origination appraisal in accordance with the following criteria, and provide Client with a written summary of such results:
•	Verify the appraisal was conducted by a State Certified Appraiser or State Licensed Appraiser.
•	Verify the report was written, dated and signed by the appraiser; and
•	On a pre-renovation or post–renovation basis, Canopyill review BPOs and/or appraisals provided by Client for completeness, reasonableness, methodology and accuracy.
•	Review Construction estimate.

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2)	Canopy will confirm the property meets Client’s asset type guidelines.

Examples of restricted properties could include:

•	Coop
•	Land Lot
•	Manufactured home
•	Mixed-use
•	Commercial structure

3)	Canopy will verify that the property valuation was completed in accordance with the Federal National Mortgage Association Appraisal Reports (forms 1004 or 2055) and that the appraisal is not aged more than per applicable guidelines. s
4)	As requested by Client, Canopy will obtain and review valuation verification sources (Appraisal, Broker Price Opinion, Automated Valuation Model.)

B.	Title

1)	Confirm that the title company providing the Title Insurance Policy for a Borrower Real Property is a Qualified Title Insurance Company and ensure there is proper coverage

C.	Acquisition Validation:

1)	Review the purchase documentation provided by a borrower.
2)	Compare the acquisition amounts provided by a borrower against the documentation Provided.

3)	Provide exception reports identifying any discrepancies.
•	Exception threshold shall be $1.00.
•	Documents reviewed will be representative with the purchase type.

D.	Guideline Review:

1)	Canopy will review each loan using guidelines provided by the Client as such are amended from time to time and provided to Canopy (the “Policy / Guidelines”).
•	The result of this review will be to ascertain conformance with the Guidelines and to assign an event grade to each loan.
•	Confirm the loan file is complete in accordance to the underwriting guidelines, based on documentation in the loan file

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2)	Borrower Underwriting
•	Borrower Liquidity – Review and confirm borrowers liquidity position adheres to Policy / Guidelines
•	Credit / Background Check – Review and confirm each guarantor / owner of the borrowing entity requirements meet Policy / Guidelines
•	Property Management Questionnaire – Review the questionnaire to confirm management experience meets Policy / Guidelines
•	Borrower Entity – Confirm the entity is in good standing and duly formed (if applicable documents in the file.) Verify the individual signing on behalf of the organization has the authority to bind the entity (if applicable documents are in the file.)

3)	Re-calculate LTV and, if applicable, LTC, and compare these against the stated underwriting guidelines.
4)	Permitted Loan Terms – Confirm the loan terms are eligible per the Policy / Guidelines.
5)	Property Requirements – Confirm the loan property and market requirements are eligible per the underwriting policy.
6)	Condominium Requirements – Confirm Condo Master Policy is present and meet the Policy / Guidelines.
7)	Confirm that credit scores (FICO) were within underwriting policy / guidelines (If applicable based on entity type).
8)	Review and verify Occupancy status (for Investment/Business purpose only and not for primary residence).
9)	Review and verify all property attributes were within underwriting policy / guidelines.
10)	Review and verify all property insurance guideline requirements were met at originations.
11)	Canopy will review a Fraud Report or other report provided by the Client to determine if there are any adverse findings.
12)	Preliminary / Commitment Title – Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens.

E.	Document Review:
1)	Verify that each loan file contains the following material documentation and that each document is complete and in all material respects.
•	Loan Application – Verify the presence and completeness of the loan application, Leases, market rent addendum, and 12 month operating history.
•	Business Purpose Certification / Affidavit – Verify presence and completeness of the BPC.
•	Proof of Liquidity /Assets – Confirm the Prescence of adequate asset documentation to comply with the underwriting Policy / Guidelines.
•	Credit Report / Background Check – Verify the Prescence of a credit report for each borrower and background check.

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•	Proof of Insurance – Verify Prescence of insurance cert for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan.
•	Collateral Documentation – Confirm the presence, completeness, and proper vesting of required collateral documentation including note, allonge, mortgage / deed of trust, riders, subordination agreements, assignments, purchase and sales agreements, guaranty, settlement statements and title policies.
•	Borrower Rehab Agreement Budget (if applicable) – If property rehabilitation is contemplated, validate the presence and completeness of the budget.
•	Operating Agreement / Partnership Agreement / ByLaws.
•	P&S Agreement – Confirm P&S or Trustee Agreement if acquired within 90 days.
•	Certificate of Good Standing – Must meet lending policy / guideline requirements.
•	Property Management Questionnaire.
•	Guaranty.

F.	Data Integrity:

1)	Canopy will gather data from imaged loan files and/or data tape(s) provided by the Client.
2)	Compare the data file to information in the loan file to ascertain the accuracy and completeness of the subject data file.
3)	Discrepancies will be reported and reconciled with the loan originator.

G.	Insurance Review:

1)	Canopy will review evidence of insurance (declarations page) to confirm the existence of insurance coverage.
2)	Review flood certificate and confirm that flood insurance is in place for any properties in special flood hazard area.

H.	Draw Requests & Property / Inspection Review:

1)	Upon receipt of the inspection:
2)	Review the inspection against the borrower/lender provided draw request and budget.
3)	Ensure all items have been completed and draw is not in excess of budgeted amount.
4)	If in excess of budgeted amount, Canopy will alert the borrower/lender for additional information and supporting documentation to approve the release of funds.
5)	Provide to the borrower/lender an approval to release funds by way of draw release certification.
6)	Preliminary / Commitment Title – Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens.
7)	Ensure loan has no title defects (Mechanic or other liens).
8)	Review advance form.

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Data Comparison

Canopy will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file. Canopy will notate discrepancies in accordance with the tolerance levels provided by the Client.

Subject Property State	Subject Property Type (S&P)	Original Term (S&P)
Subject Property Zip Code (S&P)	# of Units	Original Appraisal Value
Original Loan Amount	Original LTV	Original Appraisal Date
Original Interest Rate	Combine LTV (S&P)	First Time Home Buyer –
Documentation Type (S&P)	Credit Scope – Representative	Self Employed –
Occupancy Type (S&P)	(S&P)	I/O Flag
Maturity Date	Loan Purpose (S&P)	DSCR (if applicable) (S&P)
Loan Type (S&P)	Lien Position	ATR/QM Status

GRADING COMPONENTS

Due Diligence Grading Criteria

Upon completion of the Loan File review, Canopy assigned comprehensive grading that considers critical factors based on the specific review completed, in addition to product, client, and rating agency requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSRO listed in the Form ABS Due Diligence-15E.

Final Event Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

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Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets, and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grade
A	The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used approved forms.
B	The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used approved forms.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use approved forms
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.

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FINDINGS SUMMARY

 Summary Overview

Canopy’s review concluded the grading of the Credit, Property/Valuation, and Compliance sections. 0.00% or zero (0) mortgage loans have an overall grade of “B”, and 100.00% or seven (7) mortgage loans have an overall grade of “A”.

Canopy’s review concluded a Credit grade of “B” for 0.00% or zero (0) mortgage loans have an overall grade of “B”, and 100.00% or seven (7) mortgage loans have an overall grade of “A”.

Canopy’s review concluded a Compliance grade of “B” for 0.00% or zero (0) mortgage loans have an overall grade of “B”, and 100.00% or seven (7) mortgage loans have an overall grade of “A”.

Canopy’s review concluded a Property/Valuation grade of “B” for 0.00% or zero (0) mortgage loans have an overall grade of “B”, and 100.00% or seven (7) mortgage loans have an overall grade of “A”.

FINDINGS TABLE

REVIEW TABLES

OVERALL REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	7	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Grand Total	7	100.00%

CREDIT REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	7	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Grand Total	7	100.00%

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PROPERTY REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	7	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Grand Total	7	100.00%

COMPLIANCE REVIEW RESULTS
Final Grade	Loan Count	% of Sample
A	7	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Grand Total	7	100.00%

Additional Loan Summary Details

Amortization Type	Loan Count	% of Loans	Original Balance
Fixed	0	0.00%	$0.00
ARM	7	100.00%	$20,701,250.00
Total	7	100.00%	$20,701,250.00

Lien Position	Loan Count	% of Loans	Original Balance
First	7	100.00%	$20,701,250.00
Second	0	0.00%	$0.00
Total	7	100.00%	$20,701,250.00

Product	Loan Count	% of Loans	Original Balance
Bridge	3	42.86%	$7,895,000.00
Construction	4	57.14%	$12,806,250.00
Renovation	0	0.00%	$0.00
Total	7	100.00%	$20,701,250.00

Product Type	Loan Count	% of Loans	Original Balance
Acquisition/Entitlement	0	0.00%	$0.00
Fix/Flip - Sale	0	0.00%	$0.00
Fix-to-Rent	0	0.00%	$0.00
Ground-up - Rent	0	0.00%	$0.00
Ground-up - Sale	4	57.14%	$12,806,250.00
Recap	1	14.29%	$221,250.00
Rental Hold	2	28.57%	$7,673,750.00
Total	7	100.00%	$20,701,250.00

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DATA COMPARISON RESULTS

Of the Seven (7) mortgage Loans File reviewed, One (1) unique loan (14.29% by number) had two (2) tape comparison discrepancies across Thirty-Eight (38) data fields.

Field Label	Logic Applied	# Loans with Discrepancy	Total Times Compared	% Variance
Amortized Term	No tolerance	0	7	0.00%
As-Repaired CLTV (ARCLTV)	No tolerance	0	7	0.00%
As-Repaired LTV (ARLTV)	No tolerance	0	7	0.00%
As-Repaired Value (ARV)	No tolerance	0	7	0.00%
Business Purpose Flag	No tolerance	0	7	0.00%
Cash Disbursement Date	No tolerance	0	7	0.00%
Escrow Flag	No tolerance	0	7	0.00%
First Interest Rate Change Date	No tolerance	0	7	0.00%
First Payment Date	No tolerance	0	7	0.00%
Index	No tolerance	0	7	0.00%
Initial As-Is Combined Loan to Value	No tolerance	0	7	0.00%
Initial As-Is Loan to Value	No tolerance	0	7	0.00%
Initial Loan to Cost (ILTC)	No tolerance	0	7	0.00%
Initial Monthly P&I Or IO Payment	No tolerance	0	7	0.00%
Lien Position	No tolerance	0	7	0.00%
Loan Program	No tolerance	0	7	0.00%

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Loan Purpose	No tolerance	0	7	0.00%
Loan-To-Cost (LTC)	No tolerance	0	7	0.00%
Margin (ARM Loan)	No tolerance	0	7	0.00%
Note Date	No tolerance	0	7	0.00%
Note Interest Only Term	No tolerance	0	7	0.00%
Number of Units	No tolerance	1	7	14.29%
Occupancy Type	No tolerance	0	7	0.00%
Original Appraised As-Is Combined Loan to Value (AICLTV)	No tolerance	0	7	0.00%
Original Appraised As-Is Loan to Value (AILTV)	No tolerance	0	7	0.00%
Original Appraised As-Is Value (AIV)	No tolerance	0	7	0.00%
Original Appraised Value	No tolerance	0	7	0.00%
Original Balance	No tolerance	0	7	0.00%
Origination Date	No tolerance	0	7	0.00%
Prepayment Penalty Term	No tolerance	0	7	0.00%
Property County	No tolerance	1	7	14.29%
Property Type	No tolerance	0	7	0.00%
Property Zip Code	No tolerance	0	7	0.00%
Qualifying FICO	No tolerance	0	7	0.00%
Renovation Ratio	No tolerance	0	7	0.00%
Sales Price	No tolerance	0	7	0.00%
Total Loan to Cost (TLTC)	No tolerance	0	7	0.00%
Underwriting Guideline Product Name	No tolerance	0	7	0.00%

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Disclaimer

Canopy Financial Technology Partners, LLC (“the Company”) performs due diligence reviews for Residential Mortgage-Backed Securities, as well as, assets, collateral, counterparty operations, and similar diligence reviews in the consumer finance industry. In issuing reports and maintaining the ratings provided for herein, the Company relies on factual information it receives from issuers, underwriters, and from other sources which the Company reasonably believes to be credible. The Company conducts reasonable investigation of the factual information relied upon by it in accordance with its ratings methodology. The Company also makes reasonably good faith attempts to verify the information from independent sources (to the extent such sources are available).

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